RS High Income Municipal Bond Fund

SUMMARY PROSPECTUS — MAY 1, 2014, AS REVISED JULY 31, 2014

CLASS A (RSHMX)	CLASS C (RSHCX)	CLASS Y (RHMYX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s Statement of Additional Information (SAI) and most recent reports to shareholders, online at www.rsinvestments.com/prospectus. You can also get this information at no cost by calling 800.766.3863 or by sending an e-mail request to prospectus@rsinvestments.com. You can also get this information from your financial intermediary. This Summary Prospectus incorporates by reference the Fund’s Prospectus, dated May 1, 2014, as supplemented July 31, 2014, the Fund’s SAI, dated May 1, 2014, as revised July 1, 2014 and as supplemented July 31, 2014, and the financial statements included in the Fund’s annual report to shareholders, dated December 31, 2013.

INVESTMENT OBJECTIVES

To seek high current income exempt from federal income taxes with a secondary objective of capital appreciation.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for the purchase of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in RS Funds. More information about these and other discounts is available from your financial professional and in the “Types of Shares Available — Class A Shares” section on page 115 of the Fund’s prospectus and the “Waivers of Certain Sales Loads” section on page 38 of the Fund’s statement of additional information.

Shareholder Fees (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Share Class	Class A	Class C	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (EXPENSES ARE DEDUCTED FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

Share Class	Class A	Class C	Class Y

Management Fees	0.50%	0.50%	0.50%

Distribution (12b-1) Fees	0.25%	1.00%	N/A

Other Expenses	0.20%	0.23%	0.21%

Total Annual Fund Operating Expenses[3]	0.95%	1.73%	0.71%

Fee Waiver/Expense Reimbursement[3]	-0.15%	-0.16%	-0.14%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	0.80%	1.57%	0.57%
1	Deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase.

2	Deferred sales load applies for shares sold within one year of purchase.

3	RS Investments has contractually agreed to pay or reimburse the Fund’s expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses), to the extent necessary to limit Total Annual Fund Operating Expenses to 0.80% for Class A shares, 1.57% for Class C shares, and 0.57% for Class Y shares. This expense limitation will continue through April 30, 2015 and cannot be terminated by RS Investments prior to that date without the action or consent of the Fund’s Board of Trustees.

2	RS HIGH INCOME MUNICIPAL BOND FUND

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. This Example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Assuming Redemption at End of Period

Share Class	Class A	Class C	Class Y
1 Year	$454	$260	$58
3 Years	$652	$529	$213
5 Years	$867	$924	$381
10 Years	$1,484	$2,028	$869

Assuming No Redemption

Share Class	Class A	Class C	Class Y
1 Year	$454	$160	$58
3 Years	$652	$529	$213
5 Years	$867	$924	$381
10 Years	$1,484	$2,028	$869

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in municipal obligations, the interest on which is, in the opinion of the issuer’s bond counsel, exempt from federal individual income tax (but not necessarily the federal alternative minimum tax (the “AMT”)). The Fund may invest any portion of its assets in obligations that pay interest subject to the AMT.

The Fund’s investment team allocates the Fund’s investments among a diversified portfolio of municipal securities offering the potential for high current income. The Fund may invest any portion of its assets in municipal securities that are rated below investment grade (or, if unrated, considered by the Fund’s investment team to be of comparable quality), commonly known as “high yield” or “junk” bonds.

In selecting securities for the Fund, the Fund’s investment team performs in-depth credit analysis of the issuer’s creditworthiness and of the securities. The Fund’s investment team attempts to identify securities paying attractive current income, and securities that it believes are undervalued.

The Fund’s investment team considers the duration and the maturity of the Fund’s portfolio; however, these factors are a lesser consideration than credit and yield considerations due to the nature of the securities in which the Fund invests. There is no lower limit on the rating of securities that may be in the Fund. Some of the securities that the Fund buys and holds may be in default.

Under normal circumstances at least 80% of the value of the Fund’s net assets will be invested in tax-exempt municipal obligations (which may include obligations that pay interest subject to the AMT). This is a fundamental policy that cannot be changed without shareholder approval. For purposes of the fundamental policy stated above, the Fund will include borrowings for investment purposes when it calculates its net assets. Municipal obligations are debt securities issued by states, the District of Columbia, and territories and possessions of the United States, their political subdivisions, agencies, authorities, and instrumentalities.

Types of municipal obligations in which the Fund may invest include:

>	general obligation bonds, of state and local governments secured by the issuer’s unlimited or limited taxing power;

>	specific obligation bonds, payable by a special tax or revenue source;

>	revenue bonds, supported by a revenue source related to the project being financed;

>	notes or short-term obligations issued in anticipation of a bond sale, backed by the collection of taxes or receipt of revenues; and

>	private activity bonds, including industrial development bonds, issued by or on behalf of public authorities.

The Fund may invest up to 100% of its assets in high yield, lower-rated fixed-income securities, including securities below investment grade, commonly known as “high yield” or “junk” bonds. A security will be considered to be below investment grade if it is rated Ba1 by Moody’s Investors Service, Inc. and BB+ by Standard & Poor’s Ratings Group, or lower or, if unrated, is considered by the Fund’s investment team to be of comparable quality. A below investment grade rating reflects a greater possibility that the issuer of an investment may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the value of that investment will usually be more volatile and is likely to fall.

The Fund may invest in other tax-exempt securities that are not municipal obligations. The Fund’s investments may include any type of debt instrument, including, for example, zero-coupon securities, floating and variable-rate demand notes and bonds, and residual interest bonds, which are an inverse floating rate security (“inverse floaters”).

The Fund may invest without limit in municipal obligations that pay interest from similar revenue sources, in municipal securities of issuers within a single state, or in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic areas or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to economic, political, regulatory, or other factors affecting issuers in those geographic areas or issuers whose revenues are derived from such projects, and may increase the volatility of the Fund’s net asset value. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund’s investment team determines that the potential return from such investment justifies the additional risk.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts, options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Fund’s sensitivity to interest rate risk or other risk; replicating certain direct investments; and asset and sector allocation.

Principal Risks

You may lose money by investing in the Fund. The Fund may not achieve its investment objectives. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

>	Debt Securities Risk

The value of a debt security or other income-producing security changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

>	Municipal Obligations Risk

Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by

SUMMARY PROSPECTUS	3

the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may cause interest received and distributed to shareholders by the Fund to be taxable and may result in a significant decline in the values of such municipal obligations. Investments in inverse floaters typically involve greater risk than investments in municipal obligations of comparable maturity and credit quality, and the values of inverse floaters are more volatile than those of municipal obligations due to the leverage they entail.

>	High-yield/Junk Bond Risk

Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

>	Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by Guardian Investor Services LLC may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

>	Derivatives Risk

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund’s margin, or otherwise honor its obligations.

>	Credit Derivatives Risk

The Fund may enter into credit derivatives, including credit default swaps and credit default index investments. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security, (ii) to adjust the Fund’s asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities.

FUND PERFORMANCE

The bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1 year and since inception compare with those of two broad measures of market performance. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The Fund’s past performance (before and after taxes) is not an indication of future performance. Updated performance information for the Fund is available at www.rsinvestments.com or by calling 800.766.3863.

Annual Total Return for Class A Shares (CALENDAR YEAR-END)

Best Quarter  Second Quarter 2011  5.30%            Worst Quarter  Fourth Quarter 2010   -5.72%

Average Annual Total Returns (PERIODS ENDED 12/31/13)

Class A Shares	1 Year	Since Inception (12/31/09)

Return Before Taxes	-10.27%	3.75%

Return After Taxes on Distributions	-10.27%	3.74%

Return After Taxes on Distributions and Sale of Fund Shares	-4.10%	4.03%

Class C Shares	-8.36%	4.11%

Class Y Shares	-6.54%	4.91%

Barclays Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	-2.55%	4.21%

Barclays High Yield Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	-5.51%	7.08%

After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

RS HIGH INCOME MUNICIPAL BOND FUND

MANAGEMENT OF THE FUND

Investment Adviser

RS Investment Management Co. LLC

Investment Sub-Adviser

Guardian Investor Services LLC

Investment Team

Alexander M. Grant Jr., co-portfolio manager, has managed the Fund since its inception. Douglas J. Gaylor, co-portfolio manager, has managed the Fund since August 2014.

PURCHASE AND SALE OF FUND SHARES

Investment Minimums	Class A	Class C	Class Y

Minimum Initial Investment	$2,500	$2,500	None

Minimum Subsequent Investments	$100	$100	$100

A $1,000 minimum purchase amount and a $100 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, automatic investment plans, and qualified retirement plans. A $25 minimum initial and subsequent purchase amount applies for payroll deduction accounts.

You may redeem your shares on any business day when the New York Stock Exchange is open by mail (Boston Financial Data Services, RS High Income Municipal Bond Fund, P.O. Box 219717, Kansas City, MO 64121-9717), by telephone (800.766.3863), or online (www.rsinvestments.com).

TAX INFORMATION

Fund distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal alternative minimum tax. A portion of the Fund’s distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

RSHMX-SMPROA

WWW.RSINVESTMENTS.COM // 800.766.3863